Income Taxes - Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Reconciliation of the statutory U.S. federal rate to the Company's effective tax rate
Tax at federal statutory rate	$ (19,077)	$ (16,905)	$ (10,863)
State taxes, net of federal benefit			14
Permanent differences	1,023	1,722	730
Change in valuation allowance	18,321	15,250	10,316
Research credits	(245)	(218)	(219)
Other	$ (22)	$ 151	36
Provision for taxes			$ 14